SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2001

                             TIDALWAVE HOLDINGS INC.
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(Exact name of registrant as specified in its charter)


		Florida		   000-26187     	65-0693777
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(State or other jurisdiction     (Commission             (I.R.S. Employer
   of incorporation)              File Number)          Identification No.)


1831 N.E. 45th Street, Fort Lauderdale, FL       33308
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(Address of principal executive office)        (Zip code)


Registrant's telephone number including area code: (954) 255-6753
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(Former name or former address, if changed since last report)


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ITEM .	6	Resignation of Director

Leon Kline C.E.O., President, Treasurer and Director of the
Registrant resigns effective immediately.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TIDALWAVE HOLDINGS INC.
						Registrant


Date: December 10, 2001			By:  /s/ Leon Kline
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                                        Leon Kline, President






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